                          KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:  November 1 to November 30, 1997
Distribution Date:  December 15, 1997

Statement for Class A and Class B Noteholders and Certificateholders Pursuant to Section 5.6 of the Sale and Servicing Agreement

                                                                                                         Per $1,000 of Original
                                                                                                            Class A/Class B
                                                                                                            Certificate Amount
                                                                                                     -----------------------------
(i)   Principal Distribution
          Class A-1 Note  Amount                                                   11,996,027.43                        72.9950799
          Class A-2 Note  Amount                                                            0.00                         0.0000000
          Class A-3 Note  Amount                                                            0.00                         0.0000000
          Class B  Note  Amount                                                             0.00                         0.0000000
          Certificates  Amount                                                              0.00                         0.0000000

(ii)  Interest Distribution
          Class A-1 Note  Amount                                                      801,158.56                         4.8750000
          Class A-2 Note  Amount                                                      332,750.00                         5.0416667
          Class A-3 Note  Amount                                                      236,472.63                         5.1250000
          Class B  Note  Amount                                                       140,304.00                         5.3333333
          Certificates  Amount                                                        112,535.50                         6.4166667

(iii) Total Pool Balance of Notes and Certificates (end of Collection Period)     308,330,191.80


(iv)  Class A-1 Notes Balance (end of Collection Period)                          152,344,191.80
      Class A-1 Pool Factor (end of Collection Period)                                                                   0.5078140
      Class A-2 Notes Balance (end of Collection Period)                           66,000,000.00
      Class A-2 Pool Factor (end of Collection Period)                                                                   1.0000000
      Class A-3 Notes Balance (end of Collection Period)                           46,141,000.00
      Class A-3 Pool Factor (end of Collection Period)                                                                   1.0000000
      Class B Notes Balance (end of Collection Period)                             26,307,000.00
      Class B Pool Factor (end of Collection Period)                                                                     1.0000000
      Certificates Balance (end of Collection Period)                              17,538,000.00
      Certificates Pool Factor (end of Collection Period)                                                                1.0000000

(v)   Basic Servicing Fee                                                             262,214.20                         0.8185849

(vi)  Aggregate Net Losses                                                          1,067,125.26

                          KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:  November 1 to November 30, 1997
Distribution Date:  December 15, 1997

Statement for Class A and Class B Noteholders and Certificateholders Pursuant to Section 5.6 of the Sale and Servicing Agreement

                                                                                                         Per $1,000 of Original
                                                                                                            Class A/Class B
                                                                                                            Certificate Amount
                                                                                                     -----------------------------
(vii)   Reserve Account Balance after Giving Effect to Payments                     9,250,100.97
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments           9,250,100.97
        Made on Distribution Date
        Draws on Reserve Account                                                        4,397.28
        Deposits to Reserve Account                                                         0.00

(viii)  Class A-1 Notes Interest Carryover Shortfall                                        0.00                         0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                        0.00                         0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                       (0.00)                        0.0000000
        Class B Notes Interest Carryover Shortfall                                          0.00                         0.0000000
        Certificates Interest Carryover Shortfall                                           0.00                         0.0000000
        Class A-1 Notes Principal Carryover Shortfall                                       0.00                         0.0000000
        Class A-2 Notes Principal Carryover Shortfall                                       0.00                         0.0000000
        Class A-3 Notes Principal Carryover Shortfall                                       0.00                         0.0000000
        Class B Notes Principal Carryover Shortfall                                         0.00                         0.0000000
        Certificates Principal Carryover Shortfall                                          0.00                         0.0000000

(ix)    Additional Principal Distributable Amount                                           0.00

(x)     Aggregate Purchase Amount of Receivables Repurchased by the Seller                  0.00
        or purchased by Servicer

(xi)    Delinquent Contracts
                                                                                   Number                               Balance
                                                                             -----------------------------------------------------
           30-59 Days                                                               651                               7,175,513.70
           60-89 Days                                                               176                               2,035,476.52
           90 Days or More                                                          235                               1,798,258.12
